Exhibit 10.113

A.N.: 130339
AMD_00173882.0

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT

Date of Amendment: June 4, 2015

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (formerly known as Barclays Global Investors, NA.) (“Licensee”), as previously amended. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement or the ******************** (defined below), as the case may be.

WHEREAS, MSCI previously granted Licensee the right to use the MSCI indexes identified below as the basis for the Licensee funds identified below in the United States in accordance with the terms of (i) ******************* ************************** between the parties dated ******************************************** *********************** and (ii) that certain Amendment **************************************** ******************** between the parties dated **************:

•	iShares Core MSCI Europe ETF which seeks to track the investment results of the MSCI Europe Investable Market Index (IMI)
•	iShares Core MSCI Pacific ETF, which seeks to track the investment results of the MSCI Pacific Investable Market Index (IMI)

(The term “Fund” as used herein shall have the meaning ascribed to it in the ********************.)

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of each Fund identified above, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Exhibit B of the Agreement is hereby amended to allow each Fund identified above to be listed and traded on the Mexican Stock Exchange (Bolsa Mexicana de Valores) after such Fund is listed on a United States exchange. Each Fund listed in Mexico must be issued, sold and traded on a public basis in accordance with applicable Mexican securities law. All other terms and restrictions contained in Exhibit B of the Agreement shall apply to each Fund listed in Mexico. For the avoidance of doubt, the *************************** attributable to the listing in Mexico shall be included in the total ***************, and the ************ set forth in the ********** Amendment shall apply with respect to the *********************************** ******************************************************************************************. For clarity, there shall be ************************* for any Fund listed in Mexico under this Amendment since any ******************************************************************************** ****************************************************************************************************************. Notwithstanding anything to the contrary, but in addition to any other information that Licensee may be required to report to MSCI, Licensee shall, upon MSCI’ s written request from time to time, provide a written report showing the ******************************************* (i) Mexican domiciled stock or security exchanges and (ii) United States domiciled stock or security exchanges.

A.N.: 130339
AMD_00173882.0

2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Fund Advisors	MSCI Inc.
By /s/ Manish Mehta	By /s/ Alex Gil
Name (printed) Manish Mehta	Name (printed) Alex Gil
Title Managing Director	Title Executive Director